UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 18, 2010

Hampden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (413) 736-1812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [Missing Graphic Reference]

 Item 7.01.  Regulation FD Disclosure.

On February 18, 2010, Hampden Bancorp, Inc. (the “Company”), the holding company for Hampden Bank, issued a press release announcing the completion of the Company’s previously announced second Stock Repurchase Program (the “Program”). The Program was approved by the Company’s Board of Directors on January 27, 2009. A total of 377,619 shares, or approximately 5% of the Company’s then outstanding common shares, were purchased at a total cost to the Company of approximately $4,041,000, or an average price of $10.70 per share. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description
99.1	Press Release dated February 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date: February 22, 2010	By:	/s/ Thomas R. Burton
Thomas R. Burton
President and Chief Executive Officer

 EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 18, 2010